November 1, 2023

BNY MELLON INTERMEDIATE MUNICIPAL BOND FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

Effective on or about January 1, 2024, the following information supersedes and replaces any contrary information contained in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary - Fees and Expenses" in the fund's prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.45
Other expenses:
Shareholder services fees	.06
Miscellaneous other expenses	.10
Total other expenses	.16
Total annual fund operating expenses	.61
* Restated to reflect current management fees.

Example

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

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